# BioSig™ technologies

## Sidoti Winter 2021 Investor Conference

January 13th – 14th, 2021

NASDAQ : BSGM

# Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

# Who We Are – NASDAQ: BSGM

PURE EP™

SEE MORE, CLEARLY

- EP Tech Market 13.5% CAGR
- Global EP Market Expected to be $12.2 Billion by 2026*
- 31 Patents Issued
- First Customer is #1 Center by Volume in U.S.
- Razor & Blade Business Model
- FDA Approved
- Unblinding of clinical data in 2021

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026

# PURE EP™ Developed Through Collaboration with Leading Centers

Relationships at leading, high-volume centers create traction for PURE EP™ in the market

**2011** – Concept developed with Texas Cardiac Arrhythmia Institute

**2013** – Proof of concept test completed at UCLA

**2014** – Prototype test with UCLA

**2014** – Initial pre-clinical planning at Mayo Clinic

**2015** – First pre-clinical trials at Mayo Clinic

**2016** – Advanced research at Mayo Clinic, trials at Mount Sinai

**2016** – Technology development partnership with Minnetronix

**2017** – Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing

**2018** – FDA 510(k) clearance

**2019** – First patient cases and first clinical trial

**2020** – Targeted commercial release of PURE EP™ System

# Market Opportunity – PURE EP ™

## Global EP Procedures Growing Rapidly

### Cardiac Ablation Procedures Are Key Hospital Revenue Drivers

Complex Cardiac Ablation:

**13.5% Growth Rate**



U.S.

**3,425**

EP labs

OUS:

**3,915**

EP labs

Total Global Addressable Market

**$2.0 Billion**

Published by Cardiovascular Rounds, Guggenheim Analyst – Chris Pasquale
Data source: 2018 MD&D report Advisory Board and BioSig Technologies, Inc. estimates.

# EP During COVID-19

## EP procedures are clinically urgent

- Delaying procedure increases stroke risk and worsens outcomes

## EP procedures are revenue generating

- CV surgery and invasive cardiology have the highest net annual revenue compared to all other service lines

*Median Revenues Per Case For Ablation and Select EP Procedures*



Inpatient Ablations
Median Medicare $ Fee
Median Commercial $ Fee
$55,825
$51,512
Outpatient Ablations
$33,417
Inpatient CV Comparators
$23,240
$19,460
$20,520
$9,600
N/A
N/A
N/A
DRG 273 (ablations w/MCC)
DRG 274 (ablations w/o MCC)
APC 5213 (level 3 EP procedures)
All Inpatient EP
All Inpatient CV

## Reimbursement rates continue to increase

- From 2019 to 2020 ablations and LAAO (DRG 274) had a reimbursement rate increase of 8.8%

| CMS Reimbursement Changes From FY 2019 to FY 2020 | |
|---|---|
| Procedure | Reimbursement Rate Change |
| Inpatient | |
| All inpatient services | 2.5% |
| **Ablations and LAAO (DRG 274)** | **8.8%** |
| Pacemaker implant (DRG 244) | 0.9% |
| ICD implant (DRG 227) | 0.9% |
| Outpatient | |
| All outpatient services | 2.6% |
| Ablations (APC 5213) | 6.3% |
| Pacemaker implant (APC 5223) | 3.8% |
| ICD implant (APC 5232) | 5.3% |

*Data Source: Advisory Board, Published by Cardiovascular Rounds

# PURE EP™ System – Customer Installations



Hospital of the
University of Pennsylvania

PURE EP ™



Texas Cardiac Arrhythmia Institute

# Challenges in EP For All Procedures

*Physicians Can't Fix What They Can't See*

**Signal Quality**
81% of physicians rated signal quality as "Critical"

**Success Rate**
20 - 40% of ablations are unsuccessful


PURE EP
II
aVF
V1
CR 9,10
CR 7,8
CR 5,6
CR 3,4
CR 1,2
ABL d
CS 9,10
CS 7,8
CS 5,6
CS 3,4
CS 1,2


Control
I
aVF
V1
CR 9,10
CR 7,8
CR 5,6
CR 3,4
CR 1,2
ABL d
CS 9,10
CS 7,8
CS 5,6
CS 3,4
CS 1,2

Data source: PUBMED 11/2017 and Healthwise and the University of Michigan, 12/15/2019.

# Expanded Product Adoption, Experience, and a Growing Database

| # PURE EP Procedures by Account | |
|---|---|
| TCAI (TX) | 228 |
| Mayo JAX (FL) | 91 |
| Penn (PA) | 57 |
| MGH (MA) | 10 |
| Deborah (NJ) | 37 |
| Overland Park (KS) | 20 |
| EE 1 cases (4 ctrs) | 29 |
| **TOTAL** | **472** |

*Data as of Jan. 8, 2020 w a lag in some reporting
*COVID shutdown Mar 12 - May 3
*Diagnosis was not logged for all procedures

| # Physician Users | |
|---|---|
| TCAI | 11 |
| Mayo | 3 |
| Penn | 8 |
| MGH | 1 |
| Deborah | 2 |
| Overland Park | 2 |
| Other EE Ctrs | 5 |
| **TOTAL** | **32** |

| Diagnosis | | Diagnosis | |
|---|---|---|---|
| Persistent AF | 143 | Atypical Flutter | 10 |
| Paroxysmal AF | 150 | Atrial Tachycardia | 7 |
| PVC | 57 | AVNRT | 7 |
| Ischemic VT | 17 | Typical Flutter | 8 |
| Nonischemic VT | 11 | AVRT/WPW | 3 |

**2019**
1 center
69 procedures

**2020**
7 centers
425 procedures

**2021**
>20 centers
>1000 procedures

# Our Recent PURE EP™ Study - ESC 2020

PURE EP™

- A blinded, independent analysis confirmed that the PURE EP™ system's signals are preferred to conventional sources
- In 35.5% of samples, the reviewers selected PURE EP™ data because "more signal components were visible"
- PURE EP™ System produces reliable and high-quality signals when compared to the standard of care systems

❖ More clinical data is expected to be unblinded this year

# Physician Testimonies



"The PURE EP System does provide innovative design with greater resolution and greater bandwidth, which should allow for safer and more efficacious ablations in the future."

*- K. Venkatachalam, M.D., Cardiac Electrophysiologist, Mayo Clinic*

MAYO CLINIC



"The quality of the recording that we can get in the lab can make a big difference [during the procedure]. . . The PURE EP System clearly gave us better quality of intracardiac recording [compared to conventional systems.]"

*- Andrea Natale, M.D., Texas Cardiac Arrhythmia Institute*

TEXAS CARDIAC ARRHYTHMIA INSTITUTE

# Commercialization – Regions and Centers of Excellence



United States
Mass. General Hospital
Boston, MA
Deborah Heart Center
Browns Mills, NJ
University of Pennsylvania
Philadelphia, PA
Memorial Hospital
South Bend, IN
Overland Park Med. Ctr.
Kansas City, KS
Texas Cardiac Arrhythmia Institute
St David's Medical Center
Austin, TX
Mayo Clinic
Jacksonville, FL
PURE EP™
SEE MORE, CLEARLY

## Florida

120 EP Programs

240 Labs

## Texas

220 EP Programs

440 Labs

## Northeast

175 EP Programs

400 Labs

## Revenue Potential

$286 Million

Source: Industry data and BioSig Technologies, Inc. estimates.

# Business Model


Data
Sets
Modules
Service Agreements
PURE EP™
SEE MORE, CLEARLY

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026

# Value Drivers

- Raised $41 million in 2020
- $32 million in cash on the balance sheet and no debt
- Achieved first commercial contract 4Q20
- Expect to triple the customer base in 2021
- CE mark approval / EU entry Q4 2021
- Sequential revenue growth in 2021


BioSig
technologies
PURE EP

Nasdaq: BSGM

# Management Team



**Kenneth L. Londoner, MBA**
Founder, Chairman, CEO, Director
J & W Seligman & Co.; Endicott Management Partners



**Natasha Drapeau**
Executive Vice President
IG Group Plc



**Todd Wiltshire**
Senior Vice President, Corporate Development
Fidelity Investments



**John Kowalski**
Vice President, Sales
Biosense Webster (Johnson & Johnson)



**Manasi Patwardhan**
Director of Strategic Planning
Medtronic; Boston Scientific; Verily Life Sciences



**Steve Chaussy, CPA**
CFO
Penske Automotive;



**Andy Ballou**
Vice President, Investor Relations
Janney Montgomery Scott; RBC Capital Markets



**Barry Keenan, Ph.D, MBA, PMP**
Vice President, Engineering
Medtronic; Alfred Mann Institute for Biomedical Engineering



**Julie Stephenson, BSN, MBA**
Vice President, Clinical Affairs
Medtronic; Boston Scientific



**Olivier Chaudoir**
Senior Director, Marketing
Biosense Webster, DePuy Synthes (Johnson & Johnson)